Exhibit 10.43

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 12, 2004, by and among GETTY IMAGES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association, HSBC BANK, PLC, a bank incorporated under the laws of England and Wales, KEY CORPORATE CAPITAL, INC., a Michigan banking corporation, and U.S. BANK NATIONAL ASSOCIATION, a national banking association (including each additional or replacement lender from time to time party to the Credit Agreement (defined below) collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, and together with its successors as administrative agent for the Lenders, the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of July 19, 2002 as amended by that certain First Amendment to Credit Agreement dated as of June 27, 2003 (as the same has been or may be amended, modified or extended from time to time, the “Credit Agreement”).

B. The Borrower has requested the Lenders and the Administrative Agent amend the Credit Agreement to modify certain restrictions on acquisitions made by the Borrower, which the Lenders and the Administrative Agent have agreed to do, subject to the terms and conditions set forth below.

NOW, THEREFORE, the parties hereto covenant and agree as follows:

AGREEMENT

1. Definitions; Interpretation. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.

2. Amendment to Credit Agreement. In Section 1.01 of the Credit Agreement, clauses (iv) through (vii) of the definition of “Permitted Acquisitions” are hereby deleted and the following substituted in their stead:

(iv) not more than 15 Business Days following the consummation of any acquisition for cash consideration (including assumed liabilities, earnout payments and any other deferred payment) in excess of $10,000,000, the Borrower shall have notified the Administrative Agent and each Lender of the consummation thereof and delivered to the Administrative Agent and each Lender a written description of the Person, assets, business line or division to be acquired and its operations together with a copy of the related purchase agreement, which related purchase agreement shall be in execution form;

(v) if such acquisition is structured as a merger, the Borrower (or if such merger is with any Subsidiary, then such Subsidiary) shall be the surviving Person after giving effect to such merger; and

(vi) if the total consideration (including assumed liabilities, earnout payments and any other deferred payment) paid for all of the Persons, assets, business lines or divisions acquired during any period of 36 consecutive months exceeds $100,000,000, the Required Lenders shall have approved such acquisition.

3. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective unless each of the following conditions is fully and simultaneously satisfied not later than 5:00 p.m., Seattle time, on May 12, 2004:

(a) Delivery of Amendment. The Borrower, Lenders constituting the Required Lenders and the Administrative Agent shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(b) Consent of Guarantors. Each of Getty Images (Photographers), Inc., a California corporation, Getty Images (US), Inc., a New York corporation, Getty Images (Seattle), Inc., Washington corporation, Eyewire, Inc., a Delaware corporation, and Allsport Photography USA, Inc., a California corporation, has executed and delivered to the Administrative Agent counterparts of the Consent of Guarantors in the form of Exhibit A attached hereto;

(c) Representations True; No Default. The representations of the Borrower as set forth in Article V of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of such date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Default or Event of Default, shall have occurred and be continuing on and as of the date of this Amendment or will occur as a result of the execution, delivery and performance of this Amendment; and

(d) Other Documents. The Administrative Agent and the Lenders shall have received such other documents, instruments, and undertakings as the Administrative Agent and such Lender may reasonably request.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that each of the representations and warranties set forth in Article V of the Credit Agreement, after giving effect to this Amendment, is true and correct in each case as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. The Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

5. No Further Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, covenants, agreements, duties or obligations contained in the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

6. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to forbear or execute similar amendments under the same or similar circumstances in the future.

7. Miscellaneous.

(a) Integration. This Amendment comprises the complete and integrated agreement of the parties hereto on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

(b) Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) Governing Law. This Amendment shall be governed by and construed in accordance with, the law of the state of Washington applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under Federal law.

(e) Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders have caused this Amendment to be duly executed as of the date first above written.

GETTY IMAGES, INC.

By:	/s/ MARK J. FROST
Name:	Mark J. Frost
Title:	Vice President & Treasurer

BANK OF AMERICA, N.A., as Administrative Agent and Security Trustee

By:	/s/ KEN PURO
Name:	Ken Puro
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ GORDON A. GRAY
Name:	Gordon A. Gray
Title:	SVP

HSBC BANK, PLC, as a Lender

By:	/s/ STEPHEN BRADE
Name:	Stephen Brade
Title:	Global Relationship Manager

KEY CORPORATE CAPITAL, INC., as a Lender

By:	/s/ ROBERT W. BOSWELL
Name:	Robert W. Boswell
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ CHRISTINE M. BOMGARDNER
Name:	Christine M. Bomgardner
Title	V.P.

EXHIBIT A

CONSENT OF GUARANTORS

This CONSENT OF GUARANTORS (this “Consent”) is entered into as of May 12, 2004, by GETTY IMAGES (PHOTOGRAPHERS), INC., a California corporation, GETTY IMAGES (US), INC., a New York corporation, GETTY IMAGES (SEATTLE), INC., Washington corporation, EYEWIRE, INC., a Delaware corporation, and ALLSPORT PHOTOGRAPHY USA, INC., a California corporation (collectively, the “Guarantors” and individually, a “Guarantor”), for the benefit of BANK OF AMERICA, N.A., a national banking association, HSBC BANK, PLC, a bank incorporated under the laws of England and Wales, KEY CORPORATE CAPITAL, INC., a Michigan banking corporation, and U.S. BANK NATIONAL ASSOCIATION, a national bank association (including each additional or replacement lender from time to time party to the Credit Agreement (defined below) collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, and together with its successors as administrative agent for the Lenders, the “Administrative Agent”).

RECITALS

A. Getty Images, Inc., a Delaware corporation (the “Borrower”), the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of July 19, 2002 (as the same has been or may be amended, modified or extended from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement.

B. Each Guarantor is a guarantor of the indebtedness, liabilities and obligations of the Borrower under the Credit Agreement and the other Loan Documents.

C. The Borrower, the Lenders and the Administrative Agent intend to enter into that certain Second Amendment to Credit Agreement dated as of May 12, 2004 (the “Amendment”) to make certain modifications to the Credit Agreement.

NOW, THEREFORE, the parties hereto covenant and agree as follows:

AGREEMENT

1. Consent. Each Guarantor hereby acknowledges that it has received a copy of the Amendment and hereby consents to its contents, including all prior and current amendments to the Credit Agreement (notwithstanding that such consent is not required). Each Guarantor hereby confirms that its guarantee of the obligations of the Borrower remains in full force and effect, and that the obligations of the Borrower under the Credit Agreement and the other Loan Documents shall include the obligations of the Borrower under the Credit Agreement and other Loan Documents as amended by the Amendment and the documents, instruments and agreements contemplated thereby.

2. Governing Law. This Consent shall be governed by and construed in accordance with, the law of the state of Washington applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under Federal law.

3. Counterparts. This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Guarantors have caused this Consent to be duly executed as of the date first above written.

GETTY IMAGES (PHOTOGRAPHERS), INC.

By:	/s/ MARK J. FROST
Name:	Mark J. Frost
Title:	Vice President & Treasurer

GETTY IMAGES (US), INC.

By:	/s/ MARK J. FROST
Name:	Mark J. Frost
Title:	Vice President & Treasurer

GETTY IMAGES (SEATTLE), INC.

By:	/s/ MARK J. FROST
Name:	Mark J. Frost
Title:	Vice President & Treasurer

EYEWIRE, INC.

By:	/s/ MARK J. FROST
Name:	Mark J. Frost
Title:	Vice President & Treasurer

ALLSPORT PHOTOGRAPHY USA, INC.

By:	/s/ MARK J. FROST
Name:	Mark J. Frost
Title:	Vice President & Treasurer